Earnings per share and dividends per share	12 Months Ended
Dec. 31, 2017
Earnings per share and dividends per share
Earnings per share and dividends per share

15. Earnings per share and dividends per share

The Group has used the two-class method of computing earnings per share as its Series A convertible redeemable preferred shares participate in undistributed earnings on the same basis as the ordinary shares. Under this method, net income applicable to holders of ordinary shares is allocated on a pro-rata basis to the ordinary and preferred shares to the extent that each class may share in income for the period had it been distributed. Losses are not allocated to the participating securities. Diluted earnings per share are computed using the more dilutive of (a) the two-class method or (b) the if-converted method. Upon the consummation of the Company’s IPO on October 27, 2016, the convertible redeemable preferred shares were automatically converted into Class A ordinary shares. The two-class method of computing earnings per share ceased to apply on the conversion date.

Basic and diluted earnings per share for each of the years presented are calculated as follows:

	Years ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Numerator:
Net income attributable to ZTO Express (Cayman) Inc.	1,331,755	2,053,855	3,159,663
Less:
Change in redemption value for redeemable preferred shares	(28,775)	(133,568)	—

Earnings attributable to participating securities	(12,157)	(71,819)	—

Net income attributable to ordinary shareholders in computing basic and diluted earnings per share	1,290,823	1,848,468	3,159,663

Shares (Denominator):
Weight average ordinary shares outstanding—basic	599,373,273	634,581,307	717,138,526
Plus:
Shares for option	—	—	49,054
Shares for Ordinary Share Units and restricted share units	—	—	411,982
Weight average ordinary shares outstanding—diluted	599,373,273	634,581,307	717,599,562
Earnings per share—basic	2.15	2.91	4.41
Earnings per share—diluted	2.15	2.91	4.40

Diluted earnings per share were computed using the two-class method for the years ended December 31, 2015 as it is more dilutive than the if-converted method.

As of December 31, 2015, 30,079,918 convertible redeemable preferred shares were excluded from computation of diluted earnings per share as their effects would have been anti-dilutive. As of December 31, 2016, 300,000 share options were excluded from computation of diluted earnings per share as their effects would have been anti-dilutive.

13,226,525 non-contingent ordinary shares relating to the 2015 acquisitions that were not issued as of December 31, 2015 have been included in the calculations of basic and diluted earnings per share. Such ordinary shares have been issued in 2016.

10,841,836 ordinary shares transferred to ZTO ES were considered issued but not outstanding as of December 31, 2016 and 2017 and therefore not included in the calculation of basic and dilutive earnings per share.

Conversion of 584,000 redeemable and contingently convertible share units issued in February 2015 based on a conversion ratio of 1:6 are contingent upon an effective qualified IPO, a condition which is not met as of December 31, 2015. Therefore, these share units have been excluded from the denominator in the computation of basic and diluted EPS for the year ended December 31, 2015. On June 28, 2016, all the redeemable and contingently convertible share units have been converted to Ordinary Shares Units. The underlying ordinary shares associated with these Ordinary Share Units were included in the denominator in the computation of basic and diluted earnings per share for the year ended on December 31, 2016 and 2017.